EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Don Harris, certify that:

1.	I have reviewed this amended quarterly report on Form 10-QSB/A of Innova Pure Water, Inc. for the nine month period ended March 31, 2007 ;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Innova Pure Water, Inc. as of, and for, the periods presented in this quarterly report;

4.

Innova Pure Water, Inc.’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Innova Pure Water, Inc. and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Innova Pure Water, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of Innova Pure Water, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

(d) Disclosed in this report any change in Innova Pure Water, Inc.'s internal control over financial reporting that occurred during Innova Pure Water, Inc.'s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Innova Pure Water, Inc.'s internal control over financial reporting; and

5.

Innova Pure Water, Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Innova Pure Water, Inc.'s independent registered public accounting firm and the audit committee of Innova Pure Water, Inc.'s board of directors (or persons performing the equivalent functions):

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(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Innova Pure Water, Inc.'s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Innova Pure Water, Inc.'s internal control over financial reporting.

Date: June 5, 2007	/s/ Don Harris__________________
Don Harris
President and Chief Executive Officer

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